                                                                    EXHIBIT 99.4

                               PRO FORMA COMBINED
                             FINANCIAL INFORMATION








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





                           HEALTHCARE RECOVERIES, INC.
                        PRO FORMA CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                     HISTORICAL
                                                     ----------
                                                     HEALTHCARE                  PRO FORMA      PRO FORMA
                                                     RECOVERIES      SUBRO       ADJUSTMENTS     COMBINED
                                                     ----------      -----       -----------     --------
     ASSETS
 Current assets:
       Cash                                          $28,003      $  1,178       $(24,400)(a)   $ 4,781
       Restricted cash                                16,001           206                       16,207
       Marketable securities                              --           229                          229
       Accounts receivable                             3,129            78                        3,207
       Other current assets                            1,065            36            420 (b)     1,521
                                                     -------      --------       --------       -------
            Total current assets                      48,198         1,727        (23,980)       25,945

 Property and equipment, net                           5,857         5,322            500 (c)    11,679
 Identifiable intangible assets                                                     3,130 (d)     3,130
 Cost in excess of net assets acquired                                             15,144 (e)    15,144
 Other assets                                          1,753            --                        1,753
                                                     -------      --------       --------       -------

            Total assets                             $55,808      $  7,049       $ (5,206)      $57,651
                                                     -------      --------       --------       -------


         LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
       Trade accounts payable and accrued expenses   $ 5,687      $    581       $  1,000 (f)   $ 7,268
       Funds due clients                              12,311           206                       12,517
       Income taxes payable                            1,840            --                        1,840
       Lease payable due within one year                  --            40                           40
       Notes payable due within one year                  --           235           (235)(g)        --
                                                     -------      --------       --------       -------
            Total current liabilities                 19,838         1,062            765        21,665

 Lease payable                                                          10                           10
 Notes payable                                                       3,500        (3,500) (g)        --
 Other liabilities                                     1,192             6                        1,198
                                                     -------      --------       --------       -------
            Total liabilities                         21,030         4,578         (2,735)       22,873
                                                     -------      --------       --------       -------
 Commitments and contingencies

 Stockholders' equity:
       Preferred stock                                    --                                         --
       Common stock                                       11                                         11
       Other                                          34,767         2,471         (2,471)(h)    34,767
                                                     -------      --------       --------       -------
            Total stockholders' equity                34,778         2,471         (2,471)       34,778
                                                     -------      --------       --------       -------

            Total liabilities and owners' equity     $55,808      $  7,049       $ (5,206)      $57,651
                                                     =======      ========       ========       =======


              See notes to pro forma condensed financial statements

                          HEALTHCARE RECOVERIES, INC.
           PRO FORMA CONDENSED STATEMENT OF INCOME FOR THE NINE-MONTH
                        PERIOD ENDED SEPTEMBER 30, 1998
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                              HISTORICAL
                                                      -----------------------
                                                       HEALTHCARE                       PRO FORMA          PRO FORMA
                                                       RECOVERIES       SUBRO          ADJUSTMENTS         COMBINED
                                                       ----------       -----          -----------         --------
 Subrogation revenues                                     $35,940      $5,238                               $41,178

 Cost of services                                          16,538       2,794                                19,332
                                                          -------      ------           --------            -------
      Gross profit                                         19,402       2,444                 --             21,846

 Support expenses                                           7,767       1,644                                 9,411
 Depreciation & amortization                                1,701         270           $    972 (i)          2,943
                                                          -------      ------           --------            -------
      Operating income (loss)                               9,934         530               (972)             9,492

 Interest expense                                              --        (242)               240 (j)             (2)
 Investment income                                          1,243          35             (1,243)(k)             35
 Rental income                                                 --          55                                    55
                                                          -------      ------           --------            -------

      Income (loss) before income taxes                    11,177         378             (1,975)             9,580

 Provision (benefit) for income taxes                       4,636                           (550)(l)          4,086
                                                          -------      ------           --------            -------

 Net income (loss)                                        $ 6,541      $  378           $ (1,425)           $ 5,494
                                                          =======      ======           ========            =======

 Earnings per common share - basic and diluted            $  0.57                                           $  0.48
                                                          =======                                           =======
 Shares used in earnings per common share
      computation (000s)
          Basic                                            11,479                                            11,479
          Diluted                                          11,573                                            11,577


              See notes to pro forma condensed financial statements

                           HEALTHCARE RECOVERIES, INC.
                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
          AS OF AND FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1998
                                 (IN THOUSANDS)
                                   (UNAUDITED)

 Note 1:  Pro forma Adjustments - Condensed Balance Sheet as of September 30,
          1998

          (a) To record the initial payment of the purchase price at the date of closing. HRI will pay up to an additional $8,500 over two years if certain targets are met pursuant to an earn-out agreement.

          (b) To record deferred taxes associated with adjustment (f).

          (c) To adjust property and equipment to estimated fair market value.

          (d) To record estimated value assigned to identifiable intangibles. Identifiable intangibles consist of the values assigned to backlog ($571), customer lists ($2,329) and the non-compete agreement between HRI and the owners of Subro ($230)

          (e) To record the estimated purchase price in excess of net tangible and identifiable intangible assets acquired:

               Purchase price                                                                   $24,400
               Estimated acquisition liabilities (adjustment f)                                   1,000
               Equity cancellation (adjustment h)                                                (2,471)
               Adjustment to reflect property and equipment
                    at fair market value (adjustment c)                                            (500)
               Deferred tax adjustment (adjustment b)                                              (420)
               Repayment of notes payable (adjustment g)                                         (3,735)
               Identifiable intangible assets (adjustment d)                                     (3,130)
                                                                                                -------
                                                                                                $15,144
                                                                                                =======

          (f) To record estimated liabilities associated with the acquisition transaction including severance, lease termination costs and professional fees.

          (g) To record the repayment of notes payable by the owners' of Subro using proceeds from the transaction.

          (h) To eliminate the acquired equity of Subro as of September 30, 1998.


Note 2: Pro forma Adjustments - Condensed Statement of Income for the nine-month period ended September 30, 1998

          (i) To record amortization related to identifiable intangibles and the excess of purchase price over net tangible and intangibles assets acquired. The excess of purchase price over net tangible and identifiable intangible assets acquired will be amortized on a straight-line basis over 20 years.

               The values assigned to backlog, customer lists and the non-compete agreement will be amortized on a straight-line basis over 5 years, 15 years and 5 years, respectively.

               Amortization for the period also includes amortization associated with additional goodwill to be recorded in connection with the earn-out payment at the end of the first year (see note a).

          (j) To reverse interest expense on notes payable repaid by the owners of Subro using proceeds from the transaction.

          (k) To record foregone investment income on cash and cash equivalents used to fund the purchase price.

          (l) To record pro forma income taxes associated with adjustments (i) through (k) and pretax income of Subro which is assumed to be taxable to HRI.


Note 3: A reconciliation of shares used in computing pro forma diluted earnings per common share follows (000's):

               Shares used in computing historical diluted earnings per common share            11,573

               Impact of options granted to an owner of Subro                                        4
                                                                                                ------

               Shares used in computing pro forma diluted earnings per common share             11,577
                                                                                                ======



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

                           HEALTHCARE RECOVERIES, INC.
                     PRO FORMA CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                                  (IN MILLIONS)

                                                          HISTORICAL
                                                    ---------------------
                                                    HEALTHCARE                    PRO FORMA     PRO FORMA
                                                    RECOVERIES      SUBRO        ADJUSTMENTS    COMBINED
                                                    ----------      -----        -----------    --------
 Subrogation revenues                                $39,277      $  6,628                      $45,905

 Cost of services                                     18,523         3,501                       22,024
                                                     -------      --------       --------       -------
           Gross profit                               20,754         3,127             --        23,881

 Support expenses                                      8,922         2,262                       11,184
 Depreciation & amortization                           1,181           322       $  1,073 (m)     2,576
 Non-recurring compensation charge (Note 5)            2,848            --                        2,848
                                                     -------      --------       --------       -------
           Operating income (loss)                     7,803           543         (1,073)        7,273

 Interest expense                                         --          (351)           348 (n)        (3)
 Investment income                                     1,158            43         (1,158)(o)        43
 Gain on sale of property & equipment                     --           178                          178
 Rental income                                            --            74                           74
                                                     -------      --------       --------       -------

           Income (loss) before income taxes           8,961           487         (1,883)        7,565
 Provision (benefit) for income taxes                  4,959                         (426)(p)     4,533
                                                     -------      --------       --------       -------

 Net income (loss)                                   $ 4,002      $    487       $ (1,457)      $ 3,032
                                                     =======      ========       ========       =======

 Earnings per common share - basic and diluted       $  0.37                                    $  0.28
                                                     =======                                    =======

 Shares used in earnings per common share
           computation (000s)
                     Basic                            10,752                                     10,752
                     Diluted                          10,819                                     10,822

              See notes to pro forma condensed financial statements


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


                           HEALTHCARE RECOVERIES, INC.
                Notes To Pro Forma Condensed Financial Statements
                      For the year ended December 31, 1997
                     (in thousands, except number of shares)
                                   (Unaudited)


 Note 4: Pro forma Adjustments - Condensed Statement of Income for the year ended December 31, 1997

         (m) To record amortization related to identifiable intangibles and the excess of purchase price over net tangible and intangibles assets acquired. The excess of purchase price over net tangible and identifiable intangible assets acquired will be amortized on a straight-line basis over 20 years.

                The values assigned to backlog, customer lists and the non-compete agreement will be amortized on a straight-line basis over 5 years, 15 years and 5 years, respectively.

         (n) To reverse interest expense on notes payable repaid by the owners of Subro using proceeds from the transaction.

         (o) To record foregone investment income on cash and cash equivalents used to fund the purchase price.

         (p)    To record the pro forma income taxes associated with adjustments
                (m) through (o) and pretax income of Subro which is assumed to be taxable to HRI.


 Note 5: During the year ended December 31, 1997, HRI recorded a non-recurring, non-cash compensation charge of approximately $2.8 million relating to a bonus comprised of 200,000 shares of HRI's common stock granted by HRI to certain members of HRI's executive management upon consummation of HRI's public offering.

 Note 6: A reconciliation of shares used in computing pro forma diluted earnings per common share follows (000's):

               Shares used in computing historical diluted earnings per common share            10,819

               Impact of options granted to an owner of Subro                                        3
                                                                                                ------
               Shares used in computing pro forma diluted earnings per common share             10,822
                                                                                                ======


Note 7: Prior to the transaction, Subro's owners agreed to pay from the proceeds of the transaction approximately $221,400, ($128,400, net of tax) to the employees of Subro in the form of a bonus if certain minimum employment requirements are met. The related charge to be included in the results of operations of HRI was not considered in the pro forma statement of income.





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